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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): July 22, 1998 (July 9, 1998)





                          AMERICAN PAD & PAPER COMPANY
             (Exact name of registrant as specified in its charter)

                        Commission file number   1-11803




             Delaware                                     04-3164298
  (State or other jurisdiction of                      (I.R.S. Employer
  incorporation or organization)                     Identification No.)

17304 Preston Road, Suite 700, Dallas, TX                 75252-5613
   (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (972) 733-6200






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Item 5.  Other Events.

    On July 9, 1998, American Pad & Paper Company (the "Company") issued a press release announcing the appointment of James W. (Jay) Swent, III as Chief Executive Officer and a member of the Board of Directors ("Board") effective immediately. Mr. Swent replaces Charles G. Hanson, III who has retired from his position as Chairman of the Board and Chief Executive Officer. Robert C. Gay will become Chairman of the Board and Paul B. Edgerley has been added to the Board. Russell M. Gard is stepping down from his position as President and Chief Operating Officer, but will continue his duties as Vice Chairman and a member of the Board. Timothy E. Needham has been promoted to the position of President and Chief Operating Officer. This press release is incorporated herein as Exhibit 99.5.

    On July 9, 1998, the Company announced that it had received a 30-day waiver while it seeks to negotiate a permanent amendment to its current lending agreement. Based on preliminary second quarter results, the Company is in violation of certain financial covenants of the current facility. This press release is incorporated herein as Exhibit 99.6.

    On July 16, 1998, the Company announced its financial results for the second quarter and six months ended June 30, 1998. The Company reported a net loss of $55.9 million or $2.02 per share for the second quarter and a net loss of $58.0 million or $2.09 per share for the six months ended June 30, 1998. This loss includes a write-down of the goodwill associated with the Shade/Allied continuous forms business of $41.0 million or $1.48 per share. This press release is incorporated herein as Exhibit 99.7.

    On July 20, 1998, the Company announced the creation of an Executive Office and the appointment of William L. Morgan as Executive Vice President, Operations. The Executive Office will be comprised of James W. Swent III, Chief Executive Officer, Timothy E. Needham, President and Chief Operating Officer and William L. Morgan, Executive Vice President, Operations. This press release is incorporated herein as Exhibit 99.8.

Item 7.  Exhibits.

99.5     Press release by the Company dated July 9, 1998.
99.6     Press release by the Company dated July 9, 1998.
99.7     Press release by the Company dated July 16, 1998.
99.8     Press release by the Company dated July 20, 1998.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        American Pad & Paper Company



July 22, 1998                           /s/ James W. Swent, III
-------------                           -----------------------------
Date                                    James W. Swent, III
                                        Chief Executive Officer

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                                 EXHIBIT INDEX

Exhibit
Number         Description
------         -----------
 99.5          Press release by the Company dated July 9, 1998.
 99.6          Press release by the Company dated July 9, 1998.
 99.7          Press release by the Company dated July 16, 1998.
 99.8          Press release by the Company dated July 20, 1998.